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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT


Date of Report (Date of earliest event reported):    March 9, 1999


                       CIMARRON-GRANDVIEW GROUP, INC.
          (Exact name of registrant as specified in its charter)

        Washington                 001-01337              91-0684860
----------------------------     ---------------     ------------------
(State or other jurisdiction      (Commission         (IRS Employer
 of incorporation)                 File Number)       Identification No.)


                           601 W. Main Avenue, Ste. 714
                              Spokane, WA  99201-0677
                   ------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:   (509) 455-9077

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





























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ITEM 1.  Changes in Control of Registrant.

On March 10, 1999 the Registrant made a private placement of its shares to an unaffiliated third party, Mr. Albert Zlotnick. The Company sold 8,431,538 shares to Mr. Zlotnick for an aggregate cash consideration of $100,000. Mr. Zlotnick is now the record and beneficial owner of fifty percent (50%) of the Registrant's issued and outstanding shares.







SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CIMARRON_GRANDVIEW GROUP, INC.

Date:        March 17, 1999             By:  /s/ Gregory B. Lipsker
                                        --------------------------
                                        Gregory B. Lipsker, President